SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 21, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
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     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)



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Item 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On July 21, 2005, the registrant issued a press release announcing the sale and partial leaseback of their Cobourg, Ontario Canada property on July 15, 2005. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER                 DESCRIPTION
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99.1                           Press Release dated July 21, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      COLUMBUS MCKINNON CORPORATION


                                      By:    /S/ ROBERT R. FRIEDL
                                            -----------------------------------
                                      Name:  Robert R. Friedl
                                      Title: Vice President - Finance and Chief
                                                    Financial Officer


Dated:  JULY 21, 2005
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


                                  EXHIBIT INDEX


EXHIBIT NUMBER               DESCRIPTION
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     99.1                    Press Release dated July 21, 2005